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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                 May 21, 1998



                            ASSOCIATED TECHNOLOGIES, INC.
__________________________________________________________________
     (Exact name of registrant as specified in its charter)



 Delaware                   33-55254             87-0485306
__________________________________________________________________
(State or other           (Commission         (I.R.S. Employer
jurisdiction)             File Number)       Identification No.)


       3 Riverside Drive, Andover, MA               01810
__________________________________________________________________
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (978) 688-8800
                                                    ______________



                                          N/A
__________________________________________________________________
       (Former name and former address, if changed since last report)




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Item 5.  Other Events.

       On April 13, 1998 Associated Technologies, Inc. (the "Company") filed a Form 8-K indicating that the Company and First Sydney Investments Pty Limited ("First Sydney") were not in compliance with Section 8.7 of the Securities Exchange Agreement dated December 19, 1997 between the Company, First Sydney, and Virtual Music Entertainment, Inc. ("VME"). At that time, the Company indicated that negotiations were ongoing with the Company, First Sydney and VME with respect to a new funding agreement. As a result of the ongoing Asian financial turmoil and other factors, as of this date no new agreement has been entered into and the business operations of VME, a majority owned subsidiary of the Company, continue to be adversely affected.

       In addition, the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 1997 or its Quarterly Report on Form 10-Q for the three month period ended March 31, 1998. The Company does not anticipate filing its Quarterly Report on Form 10-Q for the period ended June 30, 1998 in a timely fashion. Further, the previously announced merger between the Company and VME remains incomplete. The Company does not anticipate completing the merger until the committed funding is received and its public filings are brought up to date.

       Separately, the Company's wholly-owned Australian subsidiary Ogenic Technologies PTY Limited has entered into a research and development agreement with an affiliate of Deutsch, Morgan, Grenfall, valued at US$1.1 million over two years.

       On May 21, 1998 VME, the Company's majority owned subsidiary based in Andover, MA, in conjunction with Sony Computer Entertainment, Inc. (Japan) (Sony) released its latest multi-media game title developed for the Japanese market, "The Stolen Song" featuring the Japanese rock artist Hotei. Under the distribution agreement Sony is responsible for manufacturing, marketing and distribution of the game and pays VME a royalty on each unit distributed. Sony's marketing effort includes, television, bill boards, live demonstrations and point of sale materials. The introduction of the game was timed to coincide with Hotei's most recent Japanese concert tour.

       Also, the Company's Chief Financial Officer, Mark Kripp has announced his resignation to pursue other interests.


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                            SIGNATURES
                            __________



              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASSOCIATED TECHNOLOGIES, INC.



                                          By:/s/ Bradley J. Naples
                                             _________________________________
                                              Name: Bradley J. Naples
                                              Title: Chief Executive Officer

Dated:  August 3, 1998

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